KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2019 to the Prospectus dated May 1, 2019 for the

Century II Alliance Variable Universal Life Insurance Contract

CONNECTICUT

For Contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

♦	Add the following paragraph to Transfer Privilege on page 28 of the Prospectus.

Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

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